Exhibit 24.1

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/  DAVID L. BARNING
-----------------------------
DIRECTOR

Printed Name    David L. Barning
             --------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ RICHARD J. BOND
-----------------------------
DIRECTOR


Printed Name    Richard J. Bond
             --------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ ALAN W. BRAUN
-----------------------------
DIRECTOR

Printed Name    Alan W. Braun
             --------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ JOHN J. DAUS, JR.
-----------------------------
DIRECTOR

Printed Name    John J. Daus, Jr.
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ WAYNE A. DAVIDSON
-----------------------------
DIRECTOR

Printed Name    Wayne A. Davidson
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LARRY E. DUNIGAN
-----------------------------
DIRECTOR

Printed Name    Larry E. Dunigan
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ DAVID E. ECKERLE
-----------------------------
DIRECTOR:

Printed Name    David E. Eckerle
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ THOMAS B. FLORIDA
-----------------------------
DIRECTOR

Printed Name    Thomas B. Florida
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ PHELPS L. LAMBERT
-----------------------------
DIRECTOR

Printed Name    Phelps L. Lambert
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/  RONALD B. LANKFORD
-----------------------------
DIRECTOR

Printed Name    Ronald B. Lankford
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LUCIEN H. MEIS
-----------------------------
DIRECTOR

Printed Name    Lucien H. Meis
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LOUIS L. MERVIS
-----------------------------
DIRECTOR

Printed Name    Louis L. Mervis
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ DAN W. MITCHELL
-----------------------------
DIRECTOR

Printed Name    Dan W. Mitchell
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ JAMES A. RISINGER
-----------------------------
DIRECTOR

Printed Name    James A. Risinger
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/  MARJORIE Z. SOYUGENC
-----------------------------
DIRECTOR

Printed Name    Marjorie Z. Soyugenc
            ---------------------------
Dated:  April 24, 1997

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Ronald B. Lankford, Steve H. Parker, Ronald W. Seib and Jeffrey L. Knight, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of debt securities (including, but not limited to, debentures, notes and/or other evidences of indebtedness) of the Company; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its debt securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ CHARLES D. STORMS
-----------------------------
DIRECTOR

Printed Name    Charles D. Storms
            ---------------------------
Dated:  April 24, 1997







SS-115689-3